UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

25-Aug-04

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF JULY 1, 2004, PROVIDING FOR THE ISSUANCE OF MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-WMC2)

Mortgage Asset Securitization Transactions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-106982-35	06-1204982
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant's telephone number, including area code:     (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On  25-Aug-04 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated  25-Aug-04. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

Item 9.01  Financial Statements and Exhibits.

(C) Exhibits

Exhibit No. 99.1

Monthly Distribution Report dated:  25-Aug-04

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:  U.S. Bank National Association, as  Trustee  for:

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC

MASTR Asset Backed Securities Trust 2004-WMC2

Mortgage Pass-Through Certificates, Series 2004-WMC2

By:

/s/ Shannon Rantz

Name:

Shannon Rantz

Title:

Assistant Vice President

Dated:  07-Sep-04

Index to Exhibits

Exhibit No. 99.1

Monthly Distribution Report dated:  25-Aug-04